Exhibit 99.2

MAY 7, 2009

J P M O R G A N C H A S E S U P E R V I S O R Y C A P I T A L A S S E S S M E N T P R O G R A M R E S U L T S

JPMORGAN GHASE & CO.

JPMORGAN CHASE SUPERVISORY CAPITAL ASSESSMENT PROGRAM RESULTS

Supervisory Capital Assessment Program (SCAP) outcome

Government confirms no need for additional capital under SCAP More Adverse scenario

JPM capital base and fortress balance sheet can handle an environment even worse than SCAP More Adverse scenario

JPM actual Tier 1 ratio (ex. TARP) of 9.3% and Tier 1 Common ratio of 7.3% as of 3/31/09

Project capital levels well in excess of “government buffers” of Tier 1 ratio of at least 6% and Tier 1 Common ratio of at least 4% at year-end 2010, even when excluding TARP

JPMORGAN GHASE & CO.

Government template for JPM

Estimates for JPM for the More Adverse economic scenario

The estimates below represent a hypothetical 'what-if' scenario that involves an economic outcome that is more adverse than expected. These estimates are not forecasts of expected losses or revenue

	JPMorgan Chase & Co.	
As of December 31, 2008	**$ Billions**	**As % of RWA**
Tier 1 Capital	$136.2	10.2%
Tier 1 Common Equity	87.0	6.5%
Risk-Weighted Assets	1,337.5	

→ Capital levels represent actuals at 12/31/08. RWA adjustments per SCAP result in lower ratios than reported

	More Adverse Scenario	
Estimated for 2009 and 2010 for the More Adverse Scenario	**$ Billions**	**As % of Loans**
Total Estimated Losses (Before purchase accounting adjustments)	97.4	
First Lien Mortgages	18.8	10.2%
Second/Junior Lien Mortgages	20.1	13.9%
Commercial and Industrial Loans	10.3	6.8%
Commercial Real Estate Loans	3.7	5.5%
Credit Card Loans	21.2	22.4%
Securities (AFS and HTM)	1.2	-na-
Trading & Counterparty	16.7	-na-
Other (1)	5.3	-na-
Memo: Purchase Accounting Adjustments	19.9	
Resources Other Than Capital to Absorb Losses (2)	72.4	
SCAP Buffer Added for More Adverse Scenario		
(SCAP buffer defined as additional Tier 1 common/contingent common)		
Indicated SCAP Buffer as of December 31, 2008	No Need	
Less: Capital actions and effects of 1Q09 results (3)	2.5	
SCAP Buffer	No Need	

→ Generally agree with aggregate SCAP credit losses

→ JPM would expect substantially different outcome in capital markets stress event

→ Includes pre-provision net revenue and change in reserves. JPM expects to do better

→ 1Q09 true-up

→ Significant excess above government buffers based on SCAP results

(1) Includes other consumer and non-consumer loans and miscellaneous commitments and obligations
(2) Resources to absorb losses include pre-provision net revenue less the change in the allowance for losses on loans and leases
(3) Capital Actions include completed or contracted transaction since 4Q08
Note: Numbers may not sum due to rounding

2

Summary results – hypothetical earnings under More Adverse scenario

Total Impact on Capital from '09-'10 Results ($ in billions)[1]

	More Adverse Scenario	
	SCAP Results	JPM Likely Outcome
Resources Other Than Capital to Absorb Losses[2]	$72.4	$80.0
Less:		
Trading & Counterparty Losses	(16.7)	(7.0)
Securities (AFS & HTM) Losses	(1.2)	-
Earnings pre Credit Losses	*54.5*	73.0
Credit Losses[3]	(59.5)	(59.5)
Estimated Net Income	*(3.1)*	**8.4**
Effects of 1Q09 Results per SCAP	**2.5**	**2.5**
Total Impact on Capital	*($0.6)*	**$10.9**

Note: Data in gray italics represents approximation by JPM since specific figures not provided under SCAP

Explanations of JPM Likely Outcome

- Resources Other Than Capital: Primary difference is expense reductions. Assumes $3B loan loss reserve build
- Trading & Counterparty Losses: Multiple JPM stress scenarios currently suggest maximum losses of $5-6B for trading and $1-2B for private equity positions; JPM outcome does not relate to SCAP scenario
- Securities Losses: JPM has no intent to sell positions; no writedowns are expected
- Effects of 1Q09 Results: True-ups represent actual 1Q09 results

- JPM believes it will be profitable under More Adverse scenario
  - No drastic measures assumed by JPM to reduce expense or discretionary investments
  - No gains on securities portfolio or business sales nor other extraordinary items
- Even in a case worse than More Adverse scenario, JPM believes a loss over 2 years is unlikely because of incremental actions that could be taken

[1] SCAP results are on held, not managed, basis for credit card
[2] Resources Other Than Capital to Absorb Losses include pre-provision net revenue less the change in the allowance for losses on loans and leases
[3] Net of purchase accounting adjustments

JPMORGAN CHASE & CO.

3

Summary results – hypothetical credit losses under More Adverse scenario

SCAP Credit Losses in More Adverse scenario ($ in billions)	'09-'10 Losses ($)	'09-'10 Losses (%)
First Lien Mortgages	$18.8	10.2%
Second Lien Mortgages	20.1	13.9
C&I Loans	10.3	6.8
CRE Loans	3.7	5.5
Credit Cards (held)[1]	21.2	22.4
Other	5.3	NA
Total Est. Credit Losses pre-PAA	**79.4**	
Purchase Accounting Adjustments (PAA)	**(19.9)**	
Total Est. Credit Losses net PAA	**$59.5**	

- Independent of the government, JPM performed its own detailed analysis on forecasted credit losses under the More Adverse scenario considering, among other items:
  - FICO scores
  - LTV levels
  - Historical peak loss rates
  - Historical performance by risk rating
  - Forecasted HPI by market
  - Credit quality migration: NPL rates, roll rates
  - Geographic and industry concentrations
  - Collateral levels
- Purchase accounting adjustment represents losses on WaMu credit-impaired loans written down at the time of acquisition

In aggregate, JPM estimate of credit losses is roughly in line with SCAP results in More Adverse scenario

JPMORGAN CHASE & CO.

[1] SCAP results are on held, not managed, basis for credit card

4

Summary results hypothetical capital under More Adverse scenario

( ($ $ in in billions) billions)

SCAP JPM Likely Template JPM Actual Outcome (12/31/08) (3/31/09) (12/31/10) Tier 1 Capital $136 $137 $151 Tier 1 Capital (ex. TARP) 111 112 126 Tier 1 Common Capital 87 88 101 RWA 1,338 1,207 1,275 Allowance for Loan Losses 23 27 30

Tier 1 Ratio 10.2% 11.4% 11.8% Tier 1 Ratio (ex. TARP) 8.3 9.3 9.9 Tier 1 Common Ratio 6.5 7.3 7.9 LLR / Loans 3.6 4.5 5.0

Note: Data in gray italics represents approximation by JPM since specific figures not provided under SCAP

Current balance sheet pro forma for JPM estimated impact from amendment of FAS 140

JPM likely outcome reflects:

Estimated impact on capital from ‘09-’10 results of ~$11B (see slide 3)

RWA of $1,275B reflects consolidation impact from amendment of FAS 140

Fortress balance sheet can handle far worse environment

Capital ratios well in excess of “government buffers” of Tier 1 ratio of at least 6% and Tier 1 Common ratio of at least 4%

Extremely strong reserve levels

JPMORGAN GHASE & CO.

Summary

More Adverse scenario is a conservative stress test for a worse than expected environment

JPM’s existing strong capital and loan loss reserves together with extremely strong earnings power allow us to weather the SCAP stress test with no additional capital required

We can handle a substantially worse environment though we are not expecting it

In all cases we have the capital and intention to support an economic recovery by serving our clients needs, including credit

Subject to safe and sound lending practices

We remain very confident in the future prospects of our company

JPMORGAN GHASE & CO.

Forward-looking statements and notes on financial information

Forward-looking statements

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are based upon the current beliefs and expectations of JPMorgan Chase’s management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements. Factors that could cause JPMorgan Chase’s actual results to differ materially from those described in the forward-looking statements can be found in JPMorgan Chase’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2009 and Annual Report on Form 10-K for the year ended December 31, 2008, filed with the Securities and Exchange Commission and available on JPMorgan Chase’s website (www.jpmorganchase.com) and on the Securities and Exchange Commission’s website (www.sec.gov). JPMorgan Chase does not undertake to update the forward-looking statements to reflect the impact of circumstances or events that may arise after the date of the forward-looking statements.

Notes on financial information

This presentation includes certain information that was prepared at the request of federal bank regulatory agencies pursuant to the federal bank regulatory agencies’ supervisory authority. This information reflects estimates by JPMorgan Chase based upon assumptions contained in the “Supervisory Capital Assessment Program: Design and Implementation,” dated April 24, 2009, and as a result, such information may not have been prepared in accordance with generally accepted accounting principles.

JPMORGAN GHASE & CO.